SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  JULY 2, 2003


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


     DELAWARE                        1-4717                   44-0663509
----------------------------    ----------------         ----------------------
(State or other jurisdiction    (Commission file           (IRS Employer
   of incorporation)               number)               Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c)         Exhibits

            EXHIBIT NO. DOCUMENT
            (99)        Additional Exhibits

            99.1 Press Release issued by Kansas City Southern dated July 2, 2003 entitled, "Kansas City Southern
                        Announces Second Quarter 2003 Earnings Release Date, Conference Call," is attached hereto as Exhibit 99.1



ITEM 9.     REGULATION FD DISCLOSURE

Kansas City Southern ("KCS" or "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release, dated July 2, 2003, announcing the date, time and other relevant information regarding the Company's second quarter meeting and conference call of its financial results for the three and six months ended June 30, 2003.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Kansas City Southern


Date: July 2, 2003                         By:   /S/ LOUIS G. VAN HORN
                                              -------------------------------
                                                     Louis G. Van Horn
                                               Vice President and Comptroller
                                               (Principal Accounting Officer)

EXHIBIT 99.1



   KANSAS CITY SOUTHERN                                          PRESS RELEASE
     Cathedral Square - 427 West 12TH Street - P.O. Box 219335
     Kansas City, Missouri 64121-9335                           NYSE SYMBOL: KSU


     Date:            June 25, 2003

     Media Contact:   William H. Galligan                  Phone:   816/983-1551
                      william.h.galligan@kcsr.com


  KANSAS CITY SOUTHERN ANNOUNCES SECOND QUARTER 2003 EARNINGS RELEASE
                              DATE, CONFERENCE CALL

Kansas City Southern (KCS) (NYSE: KSU) will report its financial results for Second Quarter 2003, on Thursday, July 31, prior to the opening of trading on the New York Stock Exchange (NYSE).

KCS management will hold its Second Quarter earnings presentation on the same day, July 31, at 1:00 p.m. EDT. The presentation will take place at the JPMorgan Chase building, 17th floor, 277 Park Avenue (Note address change), New York, NY. A buffet lunch will be available at 12:30 p.m. EDT. Shareholders and interested parties not able to attend are invited to listen to the presentation via telephone. To listen, please call 1-800-955-1795 (U.S. and Canada) or 1-706-643-0096 (International). A replay of the presentation will be available two hours after the conference and can be accessed until August 7 by dialing 1-800-642-1687 (U.S. and Canada) or 1-706-645-9291 (International), and
providing the conference ID: 1599169. The accompanying visuals to the presentation will be available on the KCS website, WWW.KCSI.COM on July 31 prior to the conference.

KCS is comprised of, among others, The Kansas City Southern Railway Company
(KCSR) and equity investments in Grupo TFM, Southern Capital Corporation (Southern Capital) and the Panama Canal Railway Company (PCRC).